Exhibit 99.1

Reclassification Statement

The European operations of Pitney Bowes Management Services have already been reclassified to discontinued operations in the Company's second quarter 2013 reported results and Form 10-Q.

This financial information is being presented on a "pro forma" basis, as if the North America Pitney Bowes Management Services business was also reflected as a discontinued operation in the second quarter 2013. Pro forma amounts for the prior periods have been reclassified to conform to this presentation.

The North America Pitney Bowes Management Services business will be reflected as a discontinued operation in the Company's Form 10-Q for the third quarter 2013.

Pitney Bowes Inc.
Pro forma Consolidated Statements of Income - Reclassified Management Services North America to Discontinued Operations
(Unaudited)
(Amounts in thousands, except per share data) (1)	2013
	Q1	Q2	YTD 6/30
Revenue:
Equipment sales	$214,999	$243,644	$458,643
Supplies	74,287	72,337	146,624
Software	87,012	100,482	187,494
Rentals	136,379	136,775	273,154
Financing	116,762	115,929	232,691
Support services	165,486	163,178	328,664
Business services	146,775	151,154	297,929
Total revenue	941,700	983,499	1,925,199
Costs and expenses:
Cost of equipment sales	109,337	128,426	237,763
Cost of supplies	23,262	22,692	45,954
Cost of software	20,706	21,435	42,141
Cost of rentals	27,755	26,424	54,179
Financing interest expense	19,875	19,798	39,673
Cost of support services	108,009	104,282	212,291
Cost of business services	102,355	108,168	210,523
Selling, general and administrative	357,297	359,047	716,345
Research and development	33,335	31,501	64,836
Restructuring charges and asset impairments	—	19,031	19,031
Other interest expense	30,739	31,347	62,086
Interest income	(1,748)	(1,302)	(3,050)
Other expense, net	25,121	—	25,121
Total costs and expenses	856,043	870,850	1,726,893
Income from continuing operations before income taxes	85,657	112,649	198,306
Provision for income taxes	20,871	25,389	46,260
Income from continuing operations	64,786	87,260	152,046
Income (loss) from discontinued operations, net of income tax	7,314	(91,899)	(84,585)
Net income (loss) before attribution of noncontrolling interests	72,100	(4,639)	67,461
Less: Preferred stock dividends of subsidiaries attributable to noncontrolling interests	4,594	4,594	9,188
Net income (loss) - Pitney Bowes Inc.	$67,506	$(9,233)	$58,273
Amounts attributable to common stockholders:
Income from continuing operations	$60,192	$82,666	$142,858
Income (loss) from discontinued operations	7,314	(91,899)	(84,585)
Net income (loss) - Pitney Bowes Inc.	$67,506	$(9,233)	$58,273
Basic earnings per share attributable to common stockholders (1):
Continuing operations	$0.30	$0.41	$0.71
Discontinued operations	0.04	(0.46)	(0.42)
Net income (loss) - Pitney Bowes Inc.	$0.34	$(0.05)	$0.29
Diluted earnings per share attributable to common stockholders (1):
Continuing operations	$0.30	$0.41	$0.71
Discontinued operations	0.04	(0.45)	(0.42)
Net income (loss) - Pitney Bowes Inc.	$0.33	$(0.05)	$0.29

Weighted average shares outstanding - Basic EPS	201,148	201,567	201,358
Weighted average shares outstanding - Diluted EPS	202,210	202,803	202,380

(1) Amounts may not add due to rounding.

Pitney Bowes Inc.
Pro forma Consolidated Statements of Income - Reclassified Management Services North America to Discontinued Operations
(Unaudited)
(Amounts in thousands, except per share data) (1)	2012
	Q1	Q2	Q3	Q4	Annual
Revenue:
Equipment sales	$220,179	$224,235	$212,103	$281,772	$938,289
Supplies	76,365	70,522	66,902	69,815	283,604
Software	104,350	104,551	93,476	110,385	412,762
Rentals	140,389	145,497	142,288	141,445	569,619
Financing	126,748	122,948	123,999	121,435	495,130
Support services	173,518	171,254	171,652	173,243	689,667
Business services	147,955	146,790	151,908	147,334	593,987
Total revenue	989,504	985,797	962,327	1,045,430	3,983,058
Costs and expenses:
Cost of equipment sales	96,916	106,718	105,556	149,861	459,051
Cost of supplies	23,871	20,863	20,694	22,141	87,569
Cost of software	21,093	24,404	22,784	24,427	92,708
Cost of rentals	30,225	31,851	25,182	28,098	115,356
Financing interest expense	21,139	20,642	19,604	19,755	81,140
Cost of support services	115,087	112,123	107,095	105,750	440,055
Cost of business services	96,958	98,501	103,230	97,608	396,298
Selling, general and administrative	381,663	362,599	372,821	394,152	1,511,235
Research and development	34,073	33,811	36,669	32,379	136,932
Restructuring charges and asset impairments	—	(980)	—	18,157	17,177
Other interest expense	29,367	30,353	27,541	27,967	115,228
Interest income	(1,733)	(2,003)	(2,057)	(2,189)	(7,982)
Other (income) expense, net	(3,234)	4,372	—	—	1,138
Total costs and expenses	845,425	843,254	839,118	918,108	3,445,905
Income from continuing operations before income taxes	144,079	142,543	123,209	127,322	537,153
Provision for income taxes	9,123	46,217	30,759	37,059	123,158
Income from continuing operations	134,956	96,326	92,450	90,263	413,995
Income (loss) from discontinued operations, net of income tax	28,308	7,891	(11,323)	24,668	49,544
Net income before attribution of noncontrolling interests	163,264	104,217	81,127	114,931	463,539
Less: Preferred stock dividends of subsidiaries attributable to noncontrolling interests	4,594	4,594	4,594	4,594	18,376
Net income - Pitney Bowes Inc.	$158,670	$99,623	$76,533	$110,337	$445,163
Amounts attributable to common stockholders:
Income from continuing operations	$130,362	$91,732	$87,856	$85,669	$395,619
Income (loss) from discontinued operations	28,308	7,891	(11,323)	24,668	49,544
Net income - Pitney Bowes Inc.	$158,670	$99,623	$76,533	$110,337	$445,163
Basic earnings per share attributable to common stockholders (1):
Continuing operations	$0.65	$0.46	$0.44	$0.43	$1.97
Discontinued operations	0.14	0.04	(0.06)	0.12	0.25
Net income - Pitney Bowes Inc.	$0.79	$0.50	$0.38	$0.55	$2.22
Diluted earnings per share attributable to common stockholders (1):
Continuing operations	$0.65	$0.46	$0.44	$0.43	$1.96
Discontinued operations	0.14	0.04	(0.06)	0.12	0.25
Net income - Pitney Bowes Inc.	$0.79	$0.50	$0.38	$0.55	$2.21

Weighted average shares outstanding - Basic EPS	199,959	200,252	200,593	200,784	200,397
Weighted average shares outstanding - Diluted EPS	200,672	201,111	201,602	202,071	201,366

(1) Amounts may not add due to rounding.

Pitney Bowes Inc.
Pro forma Consolidated Statements of Income - Reclassified Management Services North America to Discontinued Operations
(Unaudited)
(Amounts in thousands, except per share data) (1)	2011					2010
	Q1	Q2	Q3	Q4	Annual	Annual
Revenue:
Equipment sales	$241,631	$242,921	$221,475	$280,365	$986,392	$1,022,563
Supplies	82,870	78,587	74,271	72,246	307,974	318,430
Software	99,565	105,516	113,224	108,301	426,606	390,219
Rentals	156,692	156,162	154,210	151,926	618,990	651,348
Financing	140,589	136,369	136,000	134,311	547,269	587,359
Support services	178,614	176,807	175,286	175,798	706,505	711,519
Business services	137,600	138,687	152,833	150,829	579,949	579,632
Total revenue	1,037,561	1,035,049	1,027,299	1,073,776	4,173,685	4,261,070
Costs and expenses:
Cost of equipment sales	114,753	104,385	97,559	132,782	449,479	469,158
Cost of supplies	26,192	25,562	22,611	23,089	97,454	97,172
Cost of software	25,212	24,898	23,431	25,566	99,107	93,391
Cost of rentals	35,907	36,109	35,817	30,770	138,603	155,480
Financing interest expense	23,293	22,192	21,430	20,783	87,698	88,292
Cost of support services	115,276	115,417	114,074	107,815	452,582	451,609
Cost of business services	97,463	98,126	104,076	100,089	399,755	382,017
Selling, general and administrative	396,082	400,733	394,719	403,620	1,595,153	1,624,724
Research and development	34,758	37,546	35,573	40,873	148,750	156,573
Restructuring charges and asset impairments	20,434	5,432	18,552	74,213	118,631	170,632
Other interest expense	28,524	28,550	28,932	29,357	115,363	115,619
Interest income	(1,222)	(2,215)	(1,265)	(1,093)	(5,795)	(2,587)
Other income, net	—	—	(10,718)	(9,200)	(19,918)	—
Total costs and expenses	916,671	896,735	884,791	978,665	3,676,862	3,802,080
Income from continuing operations before income taxes	120,890	138,314	142,508	95,111	496,823	458,990
Provision (benefit) for income taxes	36,119	45,713	(5,337)	(36,997)	39,498	173,918
Income from continuing operations	84,771	92,601	147,845	132,108	457,325	285,072
Income from discontinued operations, net of income tax	6,126	12,928	29,516	129,960	178,530	25,631
Net income before attribution of noncontrolling interests	90,897	105,529	177,361	262,068	635,855	310,703
Less: Preferred stock dividends of subsidiaries attributable to noncontrolling interests	4,594	4,594	4,593	4,594	18,375	18,324
Net income - Pitney Bowes Inc.	$86,303	$100,935	$172,768	$257,474	$617,480	$292,379
Amounts attributable to common stockholders:
Income from continuing operations	$80,177	$88,007	$143,252	$127,514	$438,950	$266,748
Income from discontinued operations	6,126	12,928	29,516	129,960	178,530	25,631
Net income - Pitney Bowes Inc.	$86,303	$100,935	$172,768	$257,474	$617,480	$292,379
Basic earnings per share attributable to common stockholders (1):
Continuing operations	$0.39	$0.43	$0.71	$0.64	$2.17	$1.29
Discontinued operations	0.03	0.06	0.15	0.65	0.88	0.12
Net income - Pitney Bowes Inc.	$0.42	$0.50	$0.86	$1.29	$3.06	$1.42
Diluted earnings per share attributable to common stockholders (1):
Continuing operations	$0.39	$0.43	$0.71	$0.64	$2.16	$1.29
Discontinued operations	0.03	0.06	0.15	0.65	0.88	0.12
Net income - Pitney Bowes Inc.	$0.42	$0.49	$0.85	$1.28	$3.05	$1.41

Weighted average shares outstanding - Basic EPS	203,690	203,171	201,294	199,670	201,956	205,995
Weighted average shares outstanding - Diluted EPS	204,195	204,085	202,195	200,504	202,766	206,753
(1) Amounts may not add due to rounding.

Pitney Bowes Inc.
Revenue and EBIT
Pro forma Business Segments - Reclassified Management Services North America to Discontinued Operations
(Unaudited)

(Amounts in thousands) (3)	2013
	Q1	Q2	YTD 6/30
Revenue
North America Mailing	$430,375	$432,889	$863,264
International Mailing	167,455	164,556	332,011
Small & Medium Business Solutions	597,830	597,445	1,195,275

Production Mail	118,802	144,986	263,788
Software	80,721	92,242	172,963
Management Services	—	—	—
Mail Services	118,855	119,058	237,913
Marketing Services	25,492	29,768	55,260
Enterprise Business Solutions	343,870	386,054	729,924

Total Revenue	$941,700	$983,499	$1,925,199

EBIT (1)
North America Mailing	$154,505	$166,363	$320,868
International Mailing	17,749	19,285	37,034
Small & Medium Business Solutions	172,254	185,648	357,902

Production Mail	3,055	13,617	16,672
Software	4,890	15,729	20,619
Management Services	—	—	—
Mail Services	19,349	15,484	34,833
Marketing Services	1,986	4,181	6,167
Enterprise Business Solutions	29,281	49,010	78,291

Total EBIT	201,535	234,658	436,193
Unallocated amounts:
Corporate and other expenses	(67,011)	(53,134)	(120,145)
Interest, net (2)	(48,866)	(49,843)	(98,709)
Restructuring Charges and Asset Impairments	—	(19,031)	(19,031)
Income from continuing operations before taxes	$85,657	$112,649	$198,306

(1) Earnings before interest and taxes (EBIT) excludes general corporate expenses, restructuring charges and asset impairments and goodwill impairments.
(2) Interest, net includes financing interest expense, other interest expense and interest income.
(3) Amounts may not add due to rounding.

Pitney Bowes Inc.
Revenue and EBIT
Pro forma Business Segments - Reclassified Management Services North America to Discontinued Operations
(Unaudited)

(Amounts in thousands) (3)	2012
	Q1	Q2	Q3	Q4	Annual
Revenue
North America Mailing	$461,305	$453,484	$447,920	$456,243	$1,818,952
International Mailing	168,014	165,480	154,170	187,973	675,637
Small & Medium Business Solutions	629,319	618,964	602,090	644,216	2,494,589

Production Mail	115,016	123,067	122,251	151,775	512,109
Software	100,327	99,874	88,629	104,550	393,380
Management Services	—	—	—	—	—
Mail Services	114,636	108,045	109,721	112,690	445,092
Marketing Services	30,208	35,845	39,637	32,196	137,886
Enterprise Business Solutions	360,185	366,833	360,238	401,212	1,488,469

Total Revenue	$989,504	$985,797	$962,327	$1,045,430	$3,983,058

EBIT (1)
North America Mailing	$178,171	$167,870	$168,934	$173,690	$688,665
International Mailing	19,997	21,758	11,286	25,938	78,979
Small & Medium Business Solutions	198,168	189,628	180,220	199,628	767,645

Production Mail	2,779	5,594	3,555	13,716	25,644
Software	10,692	8,487	956	17,823	37,958
Management Services	—	—	—	—	—
Mail Services	34,245	28,464	18,455	19,841	101,005
Marketing Services	4,817	7,503	9,297	6,444	28,061
Enterprise Business Solutions	52,531	50,049	32,263	57,825	192,668

Total EBIT	250,699	239,677	212,483	257,453	960,313
Unallocated amounts:
Corporate and other expenses	(57,847)	(49,122)	(44,186)	(66,441)	(217,596)
Interest, net (2)	(48,773)	(48,992)	(45,088)	(45,533)	(188,386)
Restructuring Charges and Asset Impairments	—	980	—	(18,157)	(17,177)
Income from continuing operations before taxes	$144,079	$142,543	$123,209	$127,322	$537,153

(1) Earnings before interest and taxes (EBIT) excludes general corporate expenses, restructuring charges and asset impairments and goodwill impairments.
(2) Interest, net includes financing interest expense, other interest expense and interest income.
(3) Amounts may not add due to rounding.

Pitney Bowes Inc.
Revenue and EBIT
Pro forma Business Segments - Reclassified Management Services North America to Discontinued Operations
(Unaudited)

(Amounts in thousands) (3)	2011					2010
	Q1	Q2	Q3	Q4	Annual	Annual
Revenue
North America Mailing	$509,039	$493,653	$475,663	$482,843	$1,961,198	$2,100,677
International Mailing	170,533	176,158	177,797	182,928	707,416	674,759
Small & Medium Business Solutions	679,572	669,811	653,460	665,771	2,668,614	2,775,436

Production Mail	131,606	133,769	117,220	161,888	544,483	561,447
Software	95,985	99,783	109,153	102,481	407,402	374,750
Management Services	—	—	—	—	—	—
Mail Services	100,398	95,299	106,088	109,849	411,634	407,897
Marketing Services	29,999	36,377	41,408	33,788	141,572	141,538
Enterprise Business Solutions	357,989	365,238	373,839	408,004	1,505,070	1,485,635

Total Revenue	$1,037,561	$1,035,049	$1,027,299	$1,073,776	$4,173,685	$4,261,070

EBIT (1)
North America Mailing	$179,661	$175,786	$177,280	$195,272	$727,999	$755,153
International Mailing	23,193	26,735	25,105	23,568	98,601	78,950
Small & Medium Business Solutions	202,854	202,521	202,385	218,840	826,600	834,103

Production Mail	7,174	9,223	(3,426)	19,591	32,562	60,896
Software	5,512	9,542	16,564	6,564	38,182	40,046
Management Services	—	—	—	—	—	—
Mail Services	16,144	13,135	39,096	34,651	103,026	84,714
Marketing Services	4,160	6,792	8,716	6,516	26,184	26,133
Enterprise Business Solutions	32,990	38,693	60,950	67,323	199,956	211,514

Total EBIT	235,844	241,214	263,335	286,163	1,026,556	1,045,617
Unallocated amounts:
Corporate and other expenses	(43,926)	(48,941)	(53,178)	(67,792)	(213,837)	(214,670)
Interest, net (2)	(50,595)	(48,527)	(49,097)	(49,047)	(197,266)	(201,324)
Restructuring Charges and Asset Impairments	(20,434)	(5,432)	(18,552)	(74,213)	(118,631)	(170,632)
Income from continuing operations before taxes	$120,890	$138,314	$142,508	$95,111	$496,823	$458,990

(1) Earnings before interest and taxes (EBIT) excludes general corporate expenses, restructuring charges and asset impairments and goodwill impairments.
(2) Interest, net includes financing interest expense, other interest expense and interest income.
(3) Amounts may not add due to rounding.